Vanguard® Global Capital Cycles Fund
Schedule of Investments (unaudited)
As of October 31, 2021
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Shares	Market Value ($000)
Common Stocks (98.1%)
Australia (3.8%)
	Rio Tinto plc ADR	490,390	31,027
	BHP Group Ltd.	677,588	18,611
			49,638
Austria (1.0%)
*,1	BAWAG Group AG	200,181	12,590
Canada (12.5%)
	Intact Financial Corp.	552,451	74,060
	Barrick Gold Corp.	3,945,699	72,483
	Agnico Eagle Mines Ltd.	243,910	12,939
	Kinross Gold Corp.	910,399	5,472
			164,954
China (1.3%)
*	XPeng Inc. Class A ADR	296,216	13,813
*	Baidu Inc. Class A	182,950	3,738
			17,551
France (7.9%)
	Engie SA	4,228,942	60,157
	Rubis SCA	829,935	26,599
	Cie de Saint-Gobain	254,764	17,582
			104,338
Germany (3.0%)
	Brenntag SE	292,611	27,838
[1]	Covestro AG	186,339	11,933
			39,771
India (8.7%)
	Power Grid Corp. of India Ltd.	24,170,822	59,872
	Reliance Industries Ltd.	1,636,969	55,551
			115,423
Japan (1.4%)
	Panasonic Corp.	793,400	9,811
	T&D Holdings Inc.	711,540	9,126
			18,937
Kazakhstan (2.5%)
	NAC Kazatomprom JSC GDR	757,605	32,949
Norway (1.5%)
	Norsk Hydro ASA	2,772,805	20,367

		Shares	Market Value ($000)
South Africa (3.6%)
[2]	Gold Fields Ltd. ADR	5,172,058	47,997
South Korea (0.5%)
	LG Chem Ltd.	8,791	6,308
Switzerland (3.9%)
	STMicroelectronics NV	763,567	36,253
	Novartis AG (Registered)	191,597	15,848
			52,101
United Kingdom (18.0%)
*	Glencore plc	15,621,324	78,116
	Anglo American plc	1,303,992	49,608
	Royal Dutch Shell plc Class B	1,468,731	33,705
[2]	BHP Group plc ADR	600,720	31,826
	Serco Group plc	10,766,538	18,598
*	Babcock International Group plc	4,009,566	17,511
*	National Express Group plc	2,596,484	8,125
			237,489
United States (28.5%)
	Medical Properties Trust Inc.	2,496,769	53,256
*	Enstar Group Ltd.	175,285	40,452
	Bank of America Corp.	756,192	36,131
	BWX Technologies Inc.	606,806	34,430
	Archer-Daniels-Midland Co.	505,515	32,474
*	Livent Corp.	1,069,944	30,194
	Viper Energy Partners LP	1,284,676	28,327
*	Fluor Corp.	1,085,118	21,095
	American Electric Power Co. Inc.	240,214	20,349
*	Airbnb Inc. Class A	100,190	17,098
	Bristol-Myers Squibb Co.	252,393	14,740
	Mosaic Co.	337,114	14,014
	Pioneer Natural Resources Co.	64,005	11,968
	Pfizer Inc.	272,294	11,910
*	Metals Acquisition Corp. Class A	990,900	9,612
*	Fluence Energy Inc. Class A	19,300	686
*	Metals Acquisition Corp. Warrants Exp. 7/12/23	330,300	342
			377,078
Total Common Stocks (Cost $1,075,392)			1,297,491

		Coupon	Shares	Market Value ($000)
Temporary Cash Investments (2.1%)
Money Market Fund (2.1%)
[3,4]	Vanguard Market Liquidity Fund (Cost $27,221)	0.070%	272,225	27,223
Total Investments (100.2%) (Cost $1,102,613)				1,324,714
Other Assets and Liabilities—Net (-0.2%)				(2,759)
Net Assets (100%)				1,321,955
Cost is in $000.
*	Non-income-producing security.
1	Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2021, the aggregate value was $24,523,000, representing 1.9% of net assets.
2	Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $2,262,000.
3	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
4	Collateral of $2,395,000 was received for securities on loan.
ADR—American Depositary Receipt.
GDR—Global Depositary Receipt.

A. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund's pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value.
B. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).
C.  Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Schedule of Investments.
The following table summarizes the market value of the fund's investments as of October 31, 2021, based on the inputs used to value them:
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Assets
Common Stocks—North and South America	542,032	—	—	542,032
Common Stocks—Other	124,663	630,796	—	755,459
Temporary Cash Investments	27,223	—	—	27,223
Total	693,918	630,796	—	1,324,714